Exhibit 99.1

TOP 5 OFFICE TENANTS BASED ON SQUARE FOOTAGE
----------------------------------------------------------------------------------------------------------
LOAN #          PROPERTY                 TENANT NAME                TENANT        % OF         CREDIT
                                                                    SQUARE      TOTAL NRA      RATING
                                                                    FOOTAGE
----------------------------------------------------------------------------------------------------------
       1        15555 Lundy Parkway      Ford Motor Company          453,281      100.00%      BBB+ / Baa1

      12        801 Travis Street        Wells Fargo & Company       204,016       92.74%      A+ / Aa2



      17        438 Summit Avenue        State of New Jersey         119,800       96.80%      AA+ / Aa2
      13a       7869 Ashton Ave.         Prince William County        69,374      100.00%      AA / Aa1
      23        Brighton Office Center   Linens N' Things             59,000       35.97%        NR




(TABLE CONTINUED)

TOP 5 OFFICE TENANTS BASED ON SQUARE FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------
LOAN #           COMPANY                                                                                   PROPERTY       SELLER
                 DESCRIPTION                                                                               SQUARE
                                                                                                           FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------
       1       Ford (NYSE: F) is a publicly traded company based in Dearborn, Michigan and is the number     453,281       BSFI
               two auto manufacturer in the world.  It is ranked fourth in the 2001 Fortune 500 company
      12       listing Wells Fargo & Company (NYSE: WFC) is the fourth largest bank in the United States     219,976       BSFI
               with over $289 billion in assets.  The Company is one the most prominent retail banking franchises in the country, operating in 23 states, which are primarily in the West and
               Midwest.
      17       Government / State Agencies                                                                   123,760       GACC
      13a      County Government                                                                              69,374       GACC
      23       Linens 'N Things, Inc. is one of the leading, national large-format retailers of home         164,036       BSFI
               textiles, housewares and home accessories.  LNT operates 330 superstores
               (35,000 sq. ft. and larger) in 41 states, emphasizing low-priced, brand-name merchandise.




TOP 5 RETAIL TENANTS BASED ON SQUARE FOOTAGE
--------------------------------------------------------------------------------------------------------------
LOAN #          PROPERTY                 TENANT NAME                    TENANT        % OF        CREDIT
                                                                        SQUARE      TOTAL NRA     RATING
                                                                        FOOTAGE
--------------------------------------------------------------------------------------------------------------
      52        Costco Ground Lease      Costco                          135,586      100.00%      A / A2




       6        Cameron Crossing         Home Depot (Ground Lease)       108,003       45.98%      AA / Aa3



       4        Plaza at Cedar Hill-     Hobby Lobby                      60,780       20.27%        NR
                MCA


      32        Town Center West         Food 4 Less                      59,171       70.83%      BBB- / Baa3
                                         (Kroger Guaranty)
      29        Indio Plaza Shopping     Food 4 Less                      58,000       51.95%        NR
                Center

(TABLE CONTINUED)

TOP 5 Retail Tenants Based on Square Footage
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LOAN #           COMPANY                                                                                       PROPERTY      SELLER
                 DESCRIPTION                                                                                   SQUARE
                                                                                                               FOOTAGE
-----------------------------------------------------------------------------------------------------------------------------------
      52         Costco Wholesale Corp., headquartered in Issaquah, Washington, currently                       135,586       BSFI
                 operates 362 wholesale membership warehouses in the United States, Canada, Taiwan,
                 Korea, Japan, and Mexico.  As of the end of the fiscal year August 2001,
                 Costco reported total sales of $34.8 billion for 345 stores, which represents approximately 49% of the $69.5 billion industry.
       6         The Home Depot, Inc. is a home improvement retailer that was operating 1,103 Home Depot        234,912       GECC
                 stores and 26 EXPO Design Center stores at fiscal year-end 2000. Home Depot stores sell a wide assortment of building materials, home improvement, lawn and garden products and provide a number of services.
       4         Hobby Lobby is a provider of arts and crafts retail store services and online sales            299,859       GECC
                 services, which was started in 1972. This modest beginning has grown into 281 stores (as of March 2002). Hobby Lobby exceeded expectations for 2001, posting solid growth in same store sales, with total sales in excess of 1 billion dollars for the chain.
      32         Food 4 Less is a supermarket chain operating primarily in Southern California and was           83,538       GECC
                 purchased by Kroger in March of 1998.
      29         Food 4 Less is a supermarket chain operating primarily in Southern California and was          111,650       GECC
                 purchased by Kroger in March of 1998.



TOP 5 INDUSTRIAL TENANTS BASED ON SQUARE FOOTAGE
----------------------------------------------------------------------------------------------------------
LOAN #          PROPERTY                 TENANT NAME                     TENANT        % OF        CREDIT
                                                                         SQUARE      TOTAL NRA     RATING
                                                                         FOOTAGE
----------------------------------------------------------------------------------------------------------
      37        Center @ Monocacy        BBI Biotech Research Lab         35,560       26.27%        NR


      74        2033 Chenault Office     Nouveau Eyewear                  21,651       37.74%        NR

      74        2033 Chenault Office     Heads Up Technologies            14,934       26.03%        NR


      37        Center @ Monocacy        Concentra Preferred              12,000       8.87%         NR


      74        2033 Chenault Office     Oakwood Corp. Housing             9,967       17.37%        NR


(TABLE CONTINUED)

TOP 5 INDUSTRIAL TENANTS BASED ON SQUARE FOOTAGE
-----------------------------------------------------------------------------------------------------------------------------------
LOAN #       COMPANY                                                                                       PROPERTY        SELLER
             DESCRIPTION                                                                                   SQUARE
                                                                                                           FOOTAGE
-----------------------------------------------------------------------------------------------------------------------------------
      37     BBI Biotech is the research and development arm of Boston Biomedica, Inc. (BBI), a              135,360       GECC
             publicly traded firm.  BBI provides product and services for the detection and treatment of infectious diseases such as AIDS and Viral Hepatitis.
      74     Nouveau Eyewear is one of the largest, privately owned manufacturing and distributor of          57,373       GECC
             eye glass frames in the country.
      74     Heads Up Technologies designs, manufactures, and markets interactive products for a              57,373       GECC
             variety of applications.  They have sold integrated digital voice and data systems to over 1,200 customers in 10 countries.
      37     Concentra Preferred is a provider of healthcare services, which include physical exams.         135,360       GECC
             vision screening, X-rays, physical examinations, and laboratory services which include drug screenings. Products and services are sold to multiple industries.
      74     Oakwood Housing Corp. provides furniture and fixtures to the residential apartment               57,373       GECC
             industry.  The company is headquartered in Houston.

Tenants Occupy more than 50% NRA

                                                                                         GENERAL      DETAILED
                                                    % POOL        CURRENT       LOAN    PROPERTY      PROPERTY
 LOAN NUMBER              PROPERTY NAME             BALANCE     LOAN BALANCE   SELLER     TYPE          TYPE            DSCR
      1          15555 Lundy Parkway                 5.54%      57,516,449      BSFI      Office     Office             1.22
      12         801 Travis Street                   1.82%      18,915,798      BSFI      Office     Office             2.08
     13a         7869 Ashton Ave.                    0.62%       6,388,561      GACC      Office     Office             1.25
     13e         7701 Donegan Drive                  0.10%       1,012,120      GACC      Office     Office             1.25
      16         Tri-City Plaza                      1.52%      15,740,859      GECC      Retail     Anchored           1.30
      17         438 Summit Avenue                   1.44%      15,000,000      GACC      Office     Office             1.42
      29         Indio Plaza Shopping Center         0.99%      10,328,478      GECC      Retail     Anchored           1.32
      31         La Quinta Shopping Center           0.94%       9,757,430      GACC      Retail     Anchored           1.30
      32         Town Center West                    0.94%       9,751,761      GECC      Retail     Anchored           1.27
      38         Glendale Safeway Shopping Center    0.83%       8,670,000      GECC      Retail     Anchored           1.32
      39         500 S. Gravers Road                 0.83%       8,571,176      BSFI      Office     Office             1.39
      40         Publix@ Laguna Isles                0.81%       8,394,953      GECC      Retail     Anchored           1.31
      43         1044 Market                         0.77%       8,046,000      GECC      Retail     Anchored           1.23
      50         Fairfax Ridge                       0.65%       6,788,512      GECC      Office     Office             1.43
      52         Costco Ground Lease                 0.61%       6,380,399      BSFI      Retail     Anchored           1.36
      55         Campus Executive Office Park        0.56%       5,859,200      GECC      Office     Office             1.58
      60         Washington Square                   0.53%       5,488,089      GECC      Retail     Shadow Anchored    1.26
      61         Rock Spring Shopping Center         0.52%       5,450,000      BSFI      Retail     Anchored           1.60
      68         Mission Douglas Plaza               0.47%       4,891,550      GECC      Retail     Anchored           1.32
      77         HEB-Gessner                         0.40%       4,192,664      GECC      Retail     Anchored           1.26
      81         Eastchester Plaza                   0.39%       4,000,000      BSFI      Retail     Shadow Anchored    1.51
      84         Walgreens - Temple City, CA         0.38%       3,928,084      GECC      Retail     Anchored           1.40
      87         Walgreens-Loveland                  0.37%       3,850,000      GECC      Retail     Unanchored         1.33
     102         Leland Plaza                        0.30%       3,112,926      GECC      Retail     Anchored           1.30
     105         Wynsong 12                          0.29%       2,972,178      BSFI      Retail     Unanchored         1.84
     106         Walgreens - Brooklyn                0.27%       2,778,969      GECC      Retail     Anchored           1.22
     113         Walgreen's                          0.25%       2,573,637      BSFI      Retail     Anchored           1.36
     118         CVS-Pleasant Valley                 0.23%       2,369,679      GECC      Retail     Anchored           1.28
     130         Cromwell Bridge                     0.18%       1,869,245      GECC      Office     Office             1.68
     131         Eckerd-Sterling                     0.17%       1,768,870      GECC      Retail     Anchored           1.66

(TABLE CONTINUED)

                    NET            UNIT
                  RENTABLE          OF                                                               LEASE
 LOAN NUMBER    AREA SF/UNITS     MEASURE             LARGEST TENANT       SF           % OF SF      EXPIRATION
      1          453,281         Sq. Ft.    Ford Motor Company             453,281      100.0%       12/31/16
      12         219,976         Sq. Ft.    Wells Fargo & Company          204,016       92.7%       12/31/06
     13a          69,374         Sq. Ft.    Prince William County           69,374      100.0%       12/31/09
     13e           3,478         Sq. Ft.    Bank of America                 3,478       100.0%       12/31/06
      16         108,312         Sq. Ft.    Stop & Shop                     56,000       51.7%        7/31/26
      17         123,760         Sq. Ft.    State of New Jersey (Office)   119,800       96.8%       11/30/13
      29         111,650         Sq. Ft.    Food 4 Less                     58,000       51.9%        9/1/20
      31          67,046         Sq. Ft.    Ralphs                          41,420       61.8%        12/1/14
      32          83,538         Sq. Ft.    Food 4 Less (Kroger Guaranty)   59,171       70.8%       11/30/20
      38         103,612         Sq. Ft.    Safeway                         55,112       53.2%        6/30/21
      39          70,310         Sq. Ft.    Ebay, Inc.                      41,310       58.8%        9/30/06
      40          69,475         Sq. Ft.    Publix Supermarket              37,887       54.5%        2/28/21
      43          36,580         Sq. Ft.    Staples                         22,000       60.1%        4/30/12
      50          66,812         Sq. Ft.    Boeing Service Company          37,819       56.6%        1/31/08
      52         135,586         Sq. Ft.    Costco                         135,586      100.0%       11/30/18
      55          77,839         Sq. Ft.    CHW Medical Foundation          49,521       63.6%        2/28/07
      60          51,572         Sq. Ft.    Home Goods                      30,000       58.2%       10/31/11
      61         102,400         Sq. Ft.    Giant                           52,800       51.6%        2/28/27
      68          88,004         Sq. Ft.    Albertson's (ground lease)      44,127       50.1%        5/26/17
      77          50,537         Sq. Ft.    HEB Pantry                      25,898       51.2%        2/28/14
      81          23,317         Sq. Ft.    CVS                             13,506       57.9%        1/31/20
      84          14,490         Sq. Ft.    Walgreens                       14,490      100.0%        4/30/61
      87          15,120         Sq. Ft.    Walgreens                       15,120      100.0%       12/31/60
     102          39,000         Sq. Ft.    Food Lion                       33,000       84.6%        9/1/21
     105          44,565         Sq. Ft.    Eastwynn Theatres, Inc          44,565      100.0%        5/31/22
     106          17,436         Sq. Ft.    Walgreens                       17,436      100.0%       10/31/60
     113          14,914         Sq. Ft.    Walgreen's                      14,914      100.0%       10/31/21
     118          10,125         Sq. Ft.    CVS-Pleasant Valley             10,125      100.0%       12/31/25
     130          29,931         Sq. Ft.    Innovative Med.                 16,322       54.5%        6/30/03
     131          10,908         Sq. Ft.    Eckerd Drugs                    10,908      100.0%        1/26/19

Strats by Property Type

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             LOAN         VALUE
                                                                 AVERAGE     PSF /        PSF /                             WA
                  NUMBER OF       CUT-OFF DATE                 BALANCE BY    UNIT /       UNIT /       WA       WA       MATURITY
PROPERTY TYPE     PROPERTIES         BALANCE     % OF POOL      PROPERTY     ROOM         ROOM        DSCR      LTV        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Retail                46          373,397,715     35.95%        8,117,342      133           182       1.35     74.61%    65.73%
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily           33          258,065,275     24.85%        7,820,160    42,912        63,762      1.77     67.55%    58.95%
-----------------------------------------------------------------------------------------------------------------------------------
Office                27          252,342,098     24.30%        9,346,004      112           157       1.40     71.00%    47.02%
-----------------------------------------------------------------------------------------------------------------------------------
Self Storage          26           79,593,499     7.66%         3,061,288      65            99        1.47     64.79%    52.68%
-----------------------------------------------------------------------------------------------------------------------------------
Mixed Use             1            31,000,000     2.98%        31,000,000      153           204       1.28     74.70%    66.20%
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured
Housing               7            25,677,364     2.47%         3,668,195    24,230        33,533      1.49     69.50%    59.78%
-----------------------------------------------------------------------------------------------------------------------------------
Industrial            2            13,270,143     1.28%         6,635,071      69            90        1.31     77.38%    68.47%
-----------------------------------------------------------------------------------------------------------------------------------
Hotel                 1             5,221,551     0.50%         5,221,551    58,017        90,000      1.49     64.46%    52.86%
-----------------------------------------------------------------------------------------------------------------------------------

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TOTALS:              143        1,038,567,644    100.00%
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